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                                                                   Exhibit 10.n
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HUFFY
CORPORATION





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SUBJECT: PERFORMANCE INCENTIVE PLAN - 1999 - COMPLETELY REVISED

POLICY
------

CERTAIN EXEMPT EMPLOYEES OF THE CORPORATION AND ITS SUBSIDIARIES SHALL BE GIVEN CONSIDERATION FOR PAYMENT UNDER THE CORPORATION'S PERFORMANCE INCENTIVE PLAN.

PAYMENTS WILL GENERALLY BE CONSIDERED ON THE BASIS OF CORPORATE AND HUFFY COMPANY FINANCIAL RESULTS AND, FOR SOME POSITIONS, INDIVIDUAL PERFORMANCE AGAINST OBJECTIVES.

THE SCHEDULES SET FORTH BELOW ARE GUIDELINES ONLY AND PAYMENTS MAY BE MODIFIED OR OMITTED BY MANAGEMENT, OR BY THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS, IN THEIR SOLE DISCRETION.

PAYMENTS SHALL BE MADE ONLY TO EMPLOYEES WHOSE PERFORMANCE IS ACCEPTABLE, AS DETERMINED AT THE SOLE DISCRETION OF HUFFY CORPORATION.

FINANCIAL INCENTIVE
-------------------

I.   Basis and Level of Awards                 Incentive Oportunity as a % of
     -------------------------                       ACTUAL BASE SALARY
                                                     ------------------
                                               THRESH.      TARGET       MAX.
                                               ------       ------       ---
A.   Chairman
     --------

     Corporate E.P.S. vs. PP                     5.5%        22.0%       44.0%
     Corporate RONA vs. PP                       5.5%        22.0%       44.0%
                                                -----        -----       -----
                                                11.0%        44.0%       88.0%
B.   Other Corporate Officers
     ------------------------

     Corporate E.P.S. vs. PP                     3.0%        12.0%       24.0%
     Corporate RONA vs. PP                       3.0%        12.0%       24.0%
                                                -----        -----       -----
                                                 6.0%        24.0%       48.0%
C.   Huffy Company Presidents
     ------------------------

     1.  HSC, HSF and WIS

         Huffy Company RONA vs. PP               6.0%        12.0%       24.0%
         Huffy  Company EBIT vs.  PP             6.0%        12.0%       24.0%
                                                -----        -----       -----
                                                12.0%        24.0%       48.0%

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CORPORATION






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SUBJECT: PERFORMANCE INCENTIVE PLAN - 1999 - COMPLETELY REVISED

     2.  HBC

         Huffy Company RONA vs. PP              4.0%      8.0%     16.0%
         Huffy Company EBIT vs. PP              4.0%      8.0%     16.0%
         Huffy Company Cash Flow vs. PP         4.0%      8.0%     16.0%
                                              ------    ------   -------
                                               12.0%     24.0%     48.0%
D.   Huffy Company Staffs
     --------------------

     1.  HSC and WIS

         Huffy  Company  RONA vs.  PP           5.0%     10.0%     20.0%
         Huffy Company EBIT vs. PP              5.0%     10.0%     20.0%
                                              ------    ------   -------
                                               10.0%     20.0%     40.0%
     2.  HBC

         Huffy Company RONA vs. PP            3-1/3%    6-2/3%   13-1/3%
         Huffy Company EBIT vs. PP            3-1/3%    6-2/3%   13-1/3%
         Huffy Company Cash Flow vs. PP       3-1/3%    6-2/3%   13-1/3%
                                              ------    ------   -------
                                               10.0%     20.0%     40.0%

     3.  HSF VP/GM - In-Home*

         In-Home EBIT vs. PP                   3.75%      7.5%     15.0%
         HSF EBIT vs. PP                       1.25%      2.5%      5.0%
         HSF RONA vs. PP                       5.00%     10.0%     20.0%
                                              ------    ------   -------
                                              10.00%     20.0%     40.0%

     4.  HSF VP - In-Store*

         In-Store EBIT vs. PP                  3.75%      7.5%     15.0%
         HSF EBIT vs. PP                       1.25%      2.5%      5.0%
         HSF RONA vs. PP                       5.00%     10.0%     20.0%
                                              ------    ------   -------
                                              10.00%     20.0%     40.0%

     5.  VP/GM - Merchandising*

         Merchandising EBIT vs. PP             3.75%      7.5%     15.0%
         HSF EBIT vs. PP                       1.25%      2.5%      5.0%
         HSF RONA vs. PP                       5.00%     10.0%     20.0%
                                              ------    ------   -------
                                              10.00%     20.0%     40.0%


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CORPORATION





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SUBJECT: PERFORMANCE INCENTIVE PLAN - 1999 - COMPLETELY REVISED

6.   Other HSF Staff Level*

         In-Store EBIT vs. PP              2.50%     5.0%     10.0%
         Merchandising EBIT vs. PP         1.25%     2.5%      5.0%
         In-Home EBIT vs. PP               1.25%     2.5%      5.0%
         HSF RONA vs. PP                   5.00%    10.0%     20.0%
                                          ------    -----     -----
                                          10.00%    20.0%     40.0%

     *Note: For 1999, only HSF staff positions will be eligible for the award generated under the criteria noted in #3 through #6, or #1, whichever is greater.

E.   Corporate Exempt
     ----------------

     1.  Staff Level Positions

         Corporate E.P.S. vs. PP            2.5%    10.0%     20.0%
         Corporate RONA vs. PP              2.5%    10.0%     20.0%
                                          ------    -----     -----
                                            5.0%    20.0%     40.0%
     2.  Other Corporate Exempt

         Corporate E.P.S. vs. PP            1.0%     4.0%      8.0%
         Corporate RONA vs. PP              1.0%     4.0%      8.0%
                                          ------    -----     -----
                                            2.0%     8.0%     16.0%
F.   Other Exempt
     ------------

     1.  Huffy Company Exempt, except
         WIS Exempt, certain HSF
         Sales Personnel,  certain HSF
         Exempt, and HSC Exempt

         Huffy Company EBIT vs.  PP         2.5%     5.0%     10.0%
         Huffy Company RONA vs. PP          2.5%     5.0%     10.0%
                                          ------    -----     -----
                                            5.0%    10.0%     20.0%
     2.  HBC Exempt

         Huffy Company RONA vs. PP        1-2/3%   3-1/3%    6-2/3%
         Huffy Company EBIT vs. PP        1-2/3%   3-1/3%    6-2/3%
         Huffy Company Cash Flow vs. PP   1-2/3%   3-1/3%    6-2/3%
                                          ------   ------    ------
                                              5%      10%       20%


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CORPORATION





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SUBJECT: PERFORMANCE INCENTIVE PLAN - 1999 - COMPLETELY REVISED

3.   HSF In-Home Ops Manager, HSF
     Market Manager, HSF Customer
     Service Manager and HSF In-
     Home Area Manager

         HSF In-Home EBIT vs. PP                      1.875%    3.75%   7.5%
         HSF EBIT vs. PP                              0.625%    1.25%   2.5%
         HSF RONA vs. PP                              2.500%    5.00%  10.0%
                                                      ------   ------  -----
                                                      5.000%    10.0%  20.0%
4.   HSF Regional Managers

         HSF In-Store EBIT vs. PP                     1.875%    3.75%   7.5%
         HSF EBIT vs. PP                              0.625%    1.25%   2.5%
         HSF RONA vs. PP                              2.500%    5.00%  10.0%
                                                      ------   ------  -----
                                                      5.000%    10.0%  20.0%
5.   HSF Merch. Ops. Manager and HSF
     Manager Program Management

         Merchandising EBIT vs. PP                    1.875%    3.75%  7.5%
         HSF EBIT vs. PP                              0.625%    1.25%  2.5%
         HSF RONA vs. PP                              2.500%    5.00%  10.0%
                                                      ------   ------  -----
                                                      5.000%   10.00%  20.0%
6.   HSF District Managers

         District Gross Field Profit % vs. PP         0.625%     2.5%   5.0%
         District Gross Field Profit $ vs. PP         0.625%     2.5%   5.0%
         HSF EBIT vs. PP                               1.25%     2.5%   5.0%
         HSF RONA vs. PP                               1.25%     2.5%   5.0%
                                                      ------   ------  -----
                                                       3.75%    10.0%  20.0%
7.   HSF Area Managers- Assembly & In-Home

         Area Gross Field Margin % vs. PP             0.625%     2.5%   5.0%
         Area Gross Field Margin $ vs.  PP            0.625%     2.5%   5.0%
         HSF EBIT vs. PP                               1.25%     2.5%   5.0%
         HSF RONA vs. PP                               1.25%     2.5%   5.0%
                                                      ------   ------  -----
                                                       3.75%    10.0%  20.0%
8.   Zone Merchandising Managers

         Zone AGMM*% vs. PP%                           2.50%     5.0%  10.0%
         (*Adjusted Gross Merchandising Margin)
         HSF EBIT vs. PP                               1.25%     2.5%   5.0%
         HSF RONA vs. PP                               1.25%     2.5%   5.0%
                                                      ------   ------  -----
                                                       5.00%    10.0%  20.0%

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CORPORATION





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SUBJECT: PERFORMANCE INCENTIVE PLAN - 1999 - COMPLETELY REVISED

     9. All WIS exempt positions with Manager or Director titles (excluding WIS National Sales
         Manager and WIS Field Management Personnel)

         Huffy Company EBIT vs. PP                          2.5%    5.0%   10.0%
         Huffy Company RONA vs. PP                          2.5%    5.0%   10.0%
                                                           -----   -----   -----
                                                            5.0%   10.0%   20.0%
     10. Other WIS Exempt and WIS Service
         Managers, and WIS Managers in
         Training (excluding WIS Field
         Management and WIS National Sales
         Manager

         Huffy Company EBIT vs.  PP                        1.25%    2.5%    5.0%
         Huffy Company RONA vs. PP                         1.25%    2.5%    5.0%
                                                           -----   -----   -----
                                                           2.50%    5.0%   10.0%


II. Huffy Company Presidents, in lieu of bonus criteria otherwise specified for bonus eligible personnel in this Policy 128 and related supplements, may specify not more than two bonus measures totaling a maximum of 50% of any individual's bonus opportunity. Such measures must be specific, quantifiable criteria which are explicitly part of the Huffy Company's profit plan. They must be documented, including award scales, and submitted to the Director, Corporate Human Resources, and approved by the Vice President Human Resources and Organization Development prior to the beginning of the calendar year for which they are applicable.

III.  Award Scales(1)
      ---------------

     Huffy Company (excluding HSF) RONA vs. Plan
     Huffy Company EBIT vs. Plan                         % of Targeted
     and HBC Cash Flow Vs. Plan                          Award Earned(2)
     --------------------------------                    ---------------

         Under 90%                                             -0-
               90% Threshold                                   50
               95%                                             75
              100% Target                                     100
              105%                                            133 1/3
              110%                                            166 2/3
              115%                                            200


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CORPORATION





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SUBJECT: PERFORMANCE INCENTIVE PLAN - 1999 - COMPLETELY REVISED


     Corporate RONA vs. Plan                     % of Targeted
     Corporate EPS vs. Plan                      Award Earned(2)
     ----------------------                      ---------------

       Under  85%                                      -0-
              85% Threshold                             25
              90%                                       50
              95%                                       75
             100% Target                               100
             110%                                      150
             120% Maximum                              200

                                                  % of Target
     HSF RONA vs. Plan                           Award Earned(2)
     -----------------                           ---------------

       Under  90%                                      -0-
              90% Threshold                             50
              95%                                       75
             100% Target                               100
             105%                                      150
             110% Maximum                              200

     HSF District Gross                          % of Targeted
     Field Profit $ vs. PP                       Award Earned(2)
     ---------------------                       ---------------

       Under  90%                                      -0-
              90                                        25
             100                                       100
             110+                                      200

     HSF Area Gross Field                        % of Targeted
     Margin $  vs. PP                            Award Earned
     ----------------                            ------------

       Under  90%                                      -0-
              90                                        25
             100                                       100
             110+                                      200

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CORPORATION





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SUBJECT: PERFORMANCE INCENTIVE PLAN - 1999 - COMPLETELY REVISED


                                                 % of Targeted
     HSF In-Store EBIT                           Award Earned
     -----------------                           ------------

       Under  90%                                     -0-
              90  Threshold                            50
              95                                       75
             100  Target                              100
             105                                      133 1/3
             110                                      166 2/3
             115  Maximum                             200


     HSF Modified In-Store EBIT
     --------------------------

       Under  90%                                       0
              90% Threshold                            50
             100% Target                              100
           102.2% Maximum                             200


     HSF In-Home EBIT
     ----------------

       Under 109.6%                                     0
             109.6% Threshold                          50
               100% Target                            100
              78.8% Maximum                           200


     HSF Merchandising EBIT
     ----------------------

       Under 33.56%                                     0
             33.56%  Threshold                         50
               100%  Target                           100
               261%  Maximum                          200

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CORPORATION





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SUBJECT: PERFORMANCE INCENTIVE PLAN - 1999 - COMPLETELY REVISED


     HSF District Gross Field Profit % vs. PP           % of Targeted
     HSF Area Gross Field Margin % vs. PP                Award Earned
     ------------------------------------                ------------

     Greater than -1.00% below                                -0-
                  -1.00%           Threshold                   25
                  -0.67%                                       50
                  -0.33%                                       75
            Profit Plan%           Target                     100
                   +0.5%                                      133
                   +1.0%                                      167
                   +1.5%           Maximum                    200

     HSF Merchandising Actual Gross Field Profit Percent vs. PP%
     -----------------------------------------------------------

     Greater than 1.00% below                                   0
                  1.00             Threshold                   25
                  0.67                                         50
                  0.33                                         75
         Profit Plan %             Target                     100
                  +0.5                                        133
                  +1.0                                        167
                  +1.5             Maximum                    200

     Zone AGMM*% vs. PP%
     -------------------

     Greater than 1.00% below                                   0
                 -1.00             Threshold                   25
                 -0.67                                         50
                 -0.33                                         75
         Profit Plan %             Target                     100
                  +0.5                                        133
                  +1.0                                        167
                  +1.5             Maximum                    200

     1. The scales are sliding. When actual performance falls between the points on the scale, it will be adjusted to the nearest 1/10th of 1% and interpolated to determine the award level.

     2. Percent of targeted award earned is used as a multiple of incentive target which varies by level of employee. Refer to Section I.

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SUBJECT: PERFORMANCE INCENTIVE PLAN - 1999 - COMPLETELY REVISED


IV.    Positions Covered

       A.  Corporate Officers and Huffy Company Presidents

           Corporate Officers
           ------------------
           Chairman, President and CEO
           Vice President - Finance and CFO
           Vice President - Controller
           Vice President - General Counsel and Secretary
           Vice President - Human Resources and Organization Development

       B.  Huffy Company Staff

           - HBC
             ---

             V.P. Marketing
             V.P. & Controller
             V.P. Procurement & Logistics
             V.P. Human Resources
             V.P. Sales
             V.P. Engineering & Manufacturing
             V.P. MIS
             President Royce Union

           - HSC
             ---

             V.P. Sales
             V.P. Controller
             V.P. Materials Management
             V.P. Global Operations
             V.P. Marketing & Product Development
             Director, Product Engineering & Technology

           - HSF
             ---

             V.P. Operations - In-Store
             V.P. Finance
             V.P. Sales/Marketing
             V.P. Human Resources
             V.P. Merchandising Services
             V.P. In-Home

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CORPORATION





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SUBJECT: PERFORMANCE INCENTIVE PLAN - 1999 - COMPLETELY REVISED

        - WIS
          ---

          V.P. Operations
          V.P. Finance and Controller
          V.P. Technology & Information Systems
          V.P. Sales and Account Management
          V.P. Human Resources

V.     Individual Personal Objectives
       ------------------------------
                                             Incentive Opportunity as a % of
                                                    Actual Base Salary
                                                    ------------------
                                            Below
                    Position              Threshold      Threshold      Maximum
                    --------              ---------      ---------      -------

       A.  Chairman, President & CEO          0%            11.0%        22.0%
           -------------------------

       B.  Corporate Officers and
           Huffy Company Presidents           0%             6.0%        12.0%
           ------------------------

       C.  Huffy Company Staff                0%             5.0%        10.0%
           -------------------

       D.  Corporate Exempt
           ----------------

           1.   Staff Level                   0%             5.0%        10.0%
           2.   Other Exempt                  0%             2.0%         4.0%

       For those individuals who have a portion of their incentive measured on this basis, the following implementation procedure will be used:

           1. Each individual will draw up objectives covering the calendar year based on supporting the supervisor's objectives and his own.

           2.   These objectives should have the following characteristics:

                 a) Not be associated with EBIT or RONA goals in the Profit Plan. (Financial goals for such things as cost reduction or similar projects are appropriate goals.)

                 b) Be as specific and as measurable as to successful attainment as possible. (A project need not be completed in the calendar year. The objective can be to obtain a specific status in the project by calendar year end.)

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CORPORATION




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SUBJECT: PERFORMANCE INCENTIVE PLAN - 1999 - COMPLETELY REVISED


                 c)   1)   Chairman shall develop no more than 7 to 8
                           objectives.

                      2) Other Corporate Officers and Huffy Company Presidents shall each develop no more than 6 objectives.

                      3) Huffy Company Corporate Staff Level positions and Other Corporate Exempt shall each develop no more than 3 to 5 objectives.

                 d) A "degree of difficulty" should be assigned to each objective.

           3. The objectives and degrees of difficulty shall be reviewed between the individual and his/her supervisor and agreement reached on:

                                 a)   Completeness of list
                                 b)   State of objectives
                                 c)   Degree of difficulty

                 It is the supervisor's responsibility to ensure that there is some consistency in the measurement of "degree of difficulty" among all his/her subordinates.

4. The Personal objectives development and results schedules will be annually set in the fall of each year.

5. The participant shall evaluate his/her own performance and then submit the evaluation to his supervisor who shall review and approve the evaluation. Final approval of results shall be made by the appropriate Huffy Company President or Corporate Officer. (A MINIMUM one over one approval is also required.)

6. Each individual shall be informed by his supervisor of his score, but only AFTER all approvals have been secured.

7. Notwithstanding the foregoing, payments for personal objectives performance are expressly conditioned upon and made subject to the following base financial criteria:

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SUBJECT: PERFORMANCE INCENTIVE PLAN - 1999 - COMPLETELY REVISED


All Corporate Exempt
--------------------

    Corporate E.P.S. less than 75% of Target       No bonus shall be paid for
    E.P.S. for Corporate bonus purposes            performance of personal
                                                   objectives

    Corporate E.P.S. at least 75%, but less than   50% of calculated bonus for
    90%, of Target E.P.S. for Corporate bonus      performance of personal
    purposes                                       objectives shall be paid

    Corporate E.P.S. 90% or greater of Target      100% of calculated bonus
    for Corporate bonus purposes                   E.P.S. for performance of
                                                   personal objectives

Huffy Companies
---------------

    Huffy Company EBIT less than 75% of            No bonus shall be paid for
    approved Huffy Company Profit Plan             performance of personal
                                                   objectives

    Huffy Company EBIT at least 75%, but less      50% of calculated bonus for
    than 90%, of approved Huffy Company Profit     performance of personal
    Plan                                           objectives shall be paid

    Huffy Company EBIT 90% or greater of           100% of calculated bonus
    approved Huffy Profit Plan                     for performance of personal
                                                   objectives shall be paid

VI. Implementation
    --------------

        1.    Eligibility
              -----------

              All exempt employees on the payroll on or before the first business day of the calendar year shall be eligible for consideration for a full incentive opportunity.

              New Hires:   Employees starting AFTER the first business day of
                           the calendar year shall be eligible for the percentage of annual incentive opportunity shown below:

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SUBJECT: PERFORMANCE INCENTIVE PLAN - 1999 - COMPLETELY REVISED

                                                     Percentage of Annual
                     Hire Date                       Incentive Opportunity
                     ---------                       ---------------------

                     During  1st  quarter                     75%
                     During  2nd  quarter                     50%
                     During  3rd  quarter                     25%
                     During  4th  quarter                      0%


        Transfers, Promotions or Demotions: Individuals transferred, promoted or demoted during the calendar year shall have incentive opportunity as follows:


                                                    Calculation Based On
                                                    --------------------
                                               Old Actual         New Actual
                                              Base Salary         Base Salary
                                            Old. Opp. Level     New Opp. Level
                                            ---------------     --------------

        Transferred, Promoted or Demoted
             During 1st Quarter                   25%                75%
             During 2nd Quarter                   50%                50%
             During 3rd Quarter                   75%                25%
             During 4th Quarter                  100%                 0%

Note: Non-exempt and/or hourly employees promoted to exempt positions are eligible for incentive consideration as above but only for those quarters in which they held exempt positions. Also, status changes (including transfers, promotions and demotions, but excluding new hires) for incentive eligible employees at WIS which are effective for the first pay period beginning on or after the first day of the quarter shall be treated for incentive purposes as if they were effective the last day of the prior quarter.

Terminations:

                  To be eligible to receive the Performance Incentive Plan payment for a calendar year, an employee must be on the active payroll at the time payment for that calendar year is made (date check is issued).

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SUBJECT: PERFORMANCE INCENTIVE PLAN - 1999 - COMPLETELY REVISED


Death or Retirement:  Employees who retired or died during or after the calendar year for which incentive is being calculated and who met the requirement of being on the active payroll during the year will be given consideration for an incentive payment on basis of the following percentage of full incentive opportunity: retired or died in 1st Qtr - 25%; 2nd Qtr - 50%; 3rd Qtr - 75%; 4th Qtr - 100%.

                      Payment for deceased employees shall be made to the beneficiary designated under the Salaried Employees Group Term Life Insurance Plan.

Active payroll is defined as receiving wages (recorded on the Federal W-2 form) from the Corporation or one of the Huffy Companies. Except for those terminated or retiring or deceased employees described above, employees absent for any reason and not receiving wages (as defined above) are not considered on the active payroll.

Exception to the eligibility requirements must be approved by the Vice President Human Resources & Organization Development or CEO (in particular, requests for exceptions involving transfers and new hires when approval for such transfer or new hire has been obtained).


   2. Payment         Except as noted below, payment for Performance Incentive
      -------         shall be annual and shall occur in March of each year for
                      the prior calendar year's results.

   3. Calculations    All incentive calculations will be rounded up to the
      ------------    nearest $25.00 increment and the minimum incentive payment to be paid will be $125.00 per employee, provided employee is eligible for incentive and such incentive is approved.

   4. Definitions
      -----------

      Consolidated RONA
      -----------------

                      Profit after tax after cost of plan plus tax affected interest expense divided by the twelve (12) month rolling average of total assets less current liabilities excluding all interest bearing debt.

      E.P.S.          Earnings per common share.
      -----

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SUBJECT: PERFORMANCE INCENTIVE PLAN - 1999 - COMPLETELY REVISED

     Huffy Company RONA   Earnings before interest, taxes, and goodwill
     ------------------   amortization, tax affected at the current profit plan
                          tax rate, divided by the twelve (12) month rolling average of total assets other than goodwill less current liabilities excluding all interest bearing debt.

     EBIT          Earnings before interest and taxes and goodwill amortization.

     Cash Flow     The free cash flow as approved by the Board of Directors in
     ---------     the profit plan for the bonus year in question, modified to reflect the actual beginning of the year balance sheet balances, as opposed to the projected balance sheet balances used for profit planning purposes.

     Actual Base Salary Employee's actual base salary as of the January 1 of ------------------ the calendar year for which bonus is calculated.

     Promotion     One or more salary grades up from current salary grade.
     ---------

     Demotion      One or more salary grades down from current salary grade.
     --------

     Transfer      A change in position with substantially different duties and
     --------      responsibilities which does not constitute a promotion or
                   demotion.

Distribution of This Policy
---------------------------

Restricted to Corporate Officers, Huffy Company Presidents, and Staff Level positions, except for Policy 128-A, 128-B, 128-C, which is restricted to Corporate Officers, Presidents and General Manager of WIS and General Manager of WIS and General Manager of HSF.


INTERPRETATION AND EXCEPTIONS
-----------------------------

Interpretation and exceptions to this policy will be the responsibility of the Corporate Vice President Human Resources and Organization Development.


-----------------------------------    ------------------------------------
Vice President, Human Resources and    Chairman, President And Chief
Organization Development               Executive Officer

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